Exhibit 99.1

Growing Forward

Edison Electric Institute 46th Annual Financial Conference

November 2011

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING

STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

Reported earnings could vary because of several factors, such as legacy issues associated with prior asset sales. Because of those uncertainties, the company is not providing reported earnings guidance.

1

Investment Consideration . . . .

Dividend yield (4%) and EPS growth (5% to 7%) provide attractive total return

“Needed” Utility investment with transparent, long-term earnings growth

Constructive regulatory environment and good energy law support Utility investment in Michigan

. . . . predictable, affordable, and sustainable.

2

CMS Business Model . . . .

Actual Results

(2006-2010)

$4.6	Billion

Investment

NOLs in lieu of

Equity <3% Base

Rates

7% OCF

& EPS

Growth

Future Outlook

(2012-2016)

$6.6	Billion

Investment

NOLs in lieu of

Equity <2% Base

Rates

5%-7% OCF

& EPS

Growth

. . . . predictable and repeatable.

3

Plan Model Stronger than Most Peers . . . .

RESULTS –

Consistent Financial Performance

Needed Investment

Risk Mitigation

Energy Law

Discipline

Strong liquidity

Enablers

Michigan Energy Law

Supportive regulation

O&M cost flat to down

Base rates < inflation

Sales recovery

Cash from NOLs

. . . . with enablers and risk mitigation.

4

ENABLER – 2012-2016 Capital Investment . . . .

$6.6 Billion

Renewables $0.5

Reliability $1.2

Smart Grid $0.3

Environmental $1.5

Distribution $1.7

Generation $0.5

New Customers $0.3

Other $0.6

.... “needed” (vs “wanted”) -- grows rate base 5% to 7%.

5

Clean Air Standards . . . .

Cross-state Air Pollution Rule mandates SO2 and NOx reductions by January 2012

Plan in place to achieve compliance

Maximum Achievable Control Technology (MACT)

Largest five coal units planned to be controlled – 2,000 MW

Could result in retirement or mothballing of smaller coal plants – 950 MW

. . . . fully addressed in five-year plan.

6

$1.5 Billion Environmental Investment . . . .

Expenditures

2012 – 2016

(bils)

Air

NOx $0.1

SO2 0.7

Mercury 0.4

Water 0.1

Solid Waste 0.2

Total $1.5

Pollution Control Equipment

Burners

Baghouse (mercury) Dry SCR Scrubber (NOx) (SO2)

Boiler

Activated Carbon (mercury)

. . . . to comply with state and federal laws and regulations.

7

Emission Reductions . . . .

Tons per Year Pounds per Year

(Mercury)

120,000 700

SO2

100,000 600

Mercury

500

80,000

400

60,000 NOx

300

40,000

200

20,000 100

0 0

1995 2000 2005 2010 2015 2020

SO2 NOx Mercury

. . . . reduced NOx 74% and SO2 67%.

8

Distribution Investments . . . .

Electric—$1.0 billion

Reliability improvements

Capacity enhancements

Gas—$700 million

Capacity and deliverability

Pipeline integrity

. . . . essential investments to maintain safe and excellent service.

Reliability Investments . . . .

Electric—$800 million

Strengthen circuits and substations

Replace poles

Upgrade Ludington Pumped Storage Plant

Gas—$400 million

Main replacement program

Enhance transmission and storage systems

. . . . reduces outages and improves customer satisfaction.

Renewable Energy Plans . . . .

Michigan energy law requires:

10% renewables by 2015

Purchase 50% and build 50%

Renewable energy surcharge reduced by $54 million annually; further reduction expected

Plan to invest about $500 million over next five years, primarily in wind power

$232 million, Lake Winds Energy Park under construction

. . . . at lower customer costs while maintaining investment.

Smart Grid Deployment . . . .

$300 million next 5 years

Total project cost $750 million

Installation of 1.8 million electric meters

Deployment begins fall 2012 continuing through 2019

Utilizing SmartSynch cellular network

Most secure, flexible and scalable

Technology enables customers to manage energy use and integrate new technology

Work and Asset Management

Billing

Customer

Enterprise Applications Information MDM/MDUS

Outage Management

. . . . improves overall financial viability.

Capital Investment “Self Limited” . . . .

2012 – 2016 Plan

Unrestrained

Pipe replacements

$6.6 Billion

Pole replacements $10 Billion

New gas generation

Faster smart grid

Customer rates <2% >4%

. . . . to maintain sustainable base rate increases at less than inflation.

ENABLER – Michigan Energy Law . . . .

2008 Law Growth

Renewable energy plan

Energy optimization

Speed

File and implement ratemaking

Forward test year

Risk Mitigation

Retail open access cap

Decoupling

Regulation

John D. Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican

Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat

Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent

. . . . enables fast rate recovery and mitigates risks.

Regulatory Timeline . . . .

2008 2009 2010 2011 2012

Electric

2009 Filed Self-Imp Order Offsets

$214 M $179 M $139 M Renewables $(57)

DOE (23)

Order Total $(80)

2010 New 78% Filed Self-Imp $146 M

Energy $178 M $150 M

Law

2011 Filed Self-Decision

97% $195 M Imp

Gas

2009 Filed Self-Imp Order

$114 M $89 M $66 M

2010 Filed Order Filed Self-

74% $55 M $31 M $49 M Imp Decision

2008 2009 2010 2011 2012

. . . . working well.

ENABLER – O&M Cost Control . . . .

Average Annual Increase a

7.5%	Other O&M

Benefits, storms, low income

3.1%	funding & uncollectibles

2.8%

4.4%	1.4%
1.4%	0.1%

            2002-2006 2007-2011 2012-2016

a Excluding energy optimization

Recent Cost Reductions

Fuel

Western coal – $250 million Base Rates and Surcharges

Benefit plans – $30 million

SAP system efficiencies –$40 million

Reduced workforce – $30 million

Reduced customer renewable energy surcharge – about $54 million

. . . . helps maintain “affordability” (creates headroom).

ENABLER – Intense Customer Focus . . . .

Productivity initiatives

Customer value initiative

Maximize energy optimization

Improve system reliability

Competitive rates

            a Includes surcharges

2012-2016 Estimated Annual

Average Base Rate Increases a

Inflation

<2%

1.5%

Electric Gas

. . . . to maintain affordable and sustainable rates.

ENABLER – Electric Sales (weather adjusted) . . . .

Electric Sales

GWh 3 Year

40,000 Recovery

6% decline

35,000 2007 to 2009

30,000

25,000 2 Year

Recovery

7% decline

20,000 1979 to 1982

1975 1979 1983 1987 1991 1995 1999 2003 2007 2012

Outlook

Sales (year over year)

6%

2% 2%

1.5%

1/2%

2% 2%

3%

6%

2006 2007 2008 2009 2010 2011 2012

Forecast Outlook

. . . industrial at pre-recession level; total sales back in 2012.

Liquidity . . . .

Availability (as of 9/30/2011)

$2.1	Billion

CMS Energy

5-year revolver—2016 $547 mils

Consumers Energy 40%

5-year revolver—2016 Market Cap

499

3-year revolver—2013 150

A/R Facility—2011 250

Cash 623

Parent Maturities

$250

$150

Prefunded

$50

$0

2011 2012 2013 2014

. . . . strong and conservative.

RESULTS – Operating Cash Flow Growth . . . .

Amount

(bils)

$ 2.5 Gross operating cash flow a

up $0.1 billion per year

2.0	$1.8 $1.9

$1.7

$1.5	$1.6 $1.6
1.5	$1.3 Interest
1.0	Working capital and taxes

Base Investment

0.5

0.0	Investment choices

Cash flow before dividend

(0.5)

(1.0)

200 2010 2011 2012 2013 2014 2015

a Non-GAAP

. . . . supported by “desirable” investments.

EPS and Dividend Growth . . . .

8% CAGR 5%-7% Growth

$1.44

$1.36

Actual a $1.26

Guidance $1.21 b $1.35

$1.25

1.08	$1.20

0.96

0.90
1.00
0.84
$0.81
0.90
84¢
$0.80
0.85
0.80
58%
50¢

40% 68%

36¢	Dividend

Increase

Annual dividend/share 20¢ 30%

Payout 25%

2003 2004 2005 2006 2007 2008 2009 2010 2011 Future

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . results from “needed” investment.

Investment Consideration . . . .

Dividend yield (4%) and EPS growth (5% to 7%) provide attractive total return

“Needed” Utility investment with transparent, long-term earnings growth

Constructive regulatory environment and good energy law support Utility investment in Michigan

. . . . predictable, affordable, and sustainable.

Appendix

Consumers Capital Expenditures

Plan 2012-2016

2012 2013 2014 2015 2016 Total

(mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966

Generation 98 80 136 78 130 522

Environmental 268 349 320 356 260 1,553

New customers 31 31 35 39 40 176

Other 99 90 70 73 75 407

Base capital $ 694 $ 738 $ 757 $ 737 $ 698 $ 3,624

Gas

Distribution $ 128 $ 143 $ 145 $ 145 $ 145 $ 706

New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110

Other 51 46 47 39 40 223

Base capital $ 208 $ 207 $ 212 $ 205 $ 207 $ 1,039

Total base capital $ 902 $ 945 $ 969 $ 942 $ 905 $ 4,663

Investment choices:

Reliability $ 247 $ 235 $ 249 $ 209 $ 212 $ 1,152

Renewables 186 24 112 228 8 558

Smart Grid 61 51 53 54 47 266

Total choices $ 494 $ 310 $ 414 $ 491 $ 267 $ 1,976

Total Utility $ 1,396 $ 1,255 $ 1,383 $ 1,433 $ 1,172 $ 6,639

24

Risk Mitigation

Risk Mitigation

Economy Sluggish recovery or • Back-up liquidity

downturn • Customer focus

Capital Investments Regulatory recovery • Priority projects

• Regulatory alignment

Regulatory / Political ROA and customer rate • ROA “cap”

pressure • Rate increases < “inflation”

Commodities (prices) Regulatory alignment • Follow MPSC-approved plan to ensure recovery

Capital Structure Interest rates • Maintain financial flexibility

• Prefund obligations

Shareowner Return Sustainable returns; • Risk management

interest rates • Consistent EPS performance

• Attractive dividend policy

.... CMS ranks among best at risk mitigation.

25

2011 Third Quarter Adjusted EPS (non-GAAP) . . . .

Results

2011 2010

Reported — (GAAP) 53¢ 53¢

Less:

Gains from assets

previously sold & other (*) (1)

Adjusted (non-GAAP) 53¢ 52¢

Memo: First Call 52¢ 42¢

Year-to-date $1.30 $1.16

* Less than 0.5¢

Adjusted

(non-GAAP)

EPS

Utility 59¢

Enterprises 2

Interest & other(8)

Company 53¢

. . . . on plan.

2011 Third Quarter Adjusted EPS (non-GAAP) . . . .

Utility Enterprises + Parent

52¢	2010 (2)¢ 2¢ Storms (7)¢ 3¢ 3¢ 3¢ 53¢ 2011

2010 Sales & Cost & Other Rate Relief Cost & Other 2011

Decoupling

. . . . includes unusual storms and stronger reliability investment.

2011 Adjusted EPS (non-GAAP)

Year-to-Date Three Months To Go

+14¢

(6)¢

$1.44

$1.36
14¢
23¢
6¢
+6%

Weather = 9¢ Existing Rates (3)¢ Existing Rates

Storms (9)¢ New Rates

(23)¢ Nine

Nine Months

Months

$1.30

+12%

$1.16

2010 Sales & Cost & Other Rate Relief Sales & Cost & Other Rate Relief 2011

Decoupling Decoupling

2011 Cash Flow Forecast (non-GAAP)

CMS Energy Parent Consumers Energy

Amount

(mils)

Cash at year end 2010 $ 163

Sources

Consumers Energy dividend and tax sharing $ 350

Enterprises 25

Sources $ 375

Uses

Interest and preferred dividend $(130)

Overhead and Federal tax payments (15)

Equity infusion (complete) (125)

Pension contribution -

Uses a $(320)

Cash flow $ 55

Financing and Dividend

New issues (complete) $ 250

Retirements (complete) (200)

Equity programs (DRP, continuous equity) 29

Net short-term financing & other (9)

Common dividend (210)

Financing $(140)

Cash at year end 2011 $ 78

Bank Facility ($550) available $ 547

a Includes other

Consumers Energy

Amount

(mils)

Cash at year end 2010 $ 71

Sources

Operating (depreciation & amortization $545) $ 1,530

Other working capital 30

Sources $ 1,560

Uses

Interest and preferred dividend $ (235)

Capital expenditures b (1,000)

Dividend and tax sharing $25 from CMS (350)

Pension contribution -

Uses $ (1,585)

Cash flow $ (25)

Financing

Equity (complete) $ 125

Net short-term financing & other (46)

Financing $ 79

Cash at year end 2011 $ 125

Bank Facility ($650) available $ 649

AR Facility ($250) available $ 250

b Includes cost of removal and capital leases

2011 and 2012 Sensitivities . . . .

Annual Impact

Sensitivity EPS OCF

(mils)

Sales (weather adjusted) a

Electric (37,395 Gwh) + 1% $ 0 + $20

Gas (287 Bcf) + 1 + 0.01 + 5

Gas prices (NYMEX) + 1.00 + 0.01 + 60

Uncollectible accounts (mils) + 5 + 0.01*

ROE (authorized)

Electric (10.7%) + 20 bps + 0.02 + 10

Gas (10.5%) + 20 + 0.01 + 4

Stock price (dilution) $1 share + 0.01 0

----

* Less than 0.5¢ or $500,000

a Reflect 2011 sales forecast

. . . . partly mitigated.

Customer Rate Cases . . . .

U-16794 U-16855

Electric Gas

(mils) (mils)

Investment $149 $32

O&M (lower) (18) (4)

Low income assistance 14 19

Subtotal $145 $47

Sales 50 2

Total $195 $49

Offsets:

Renewables (57) -

$(80)

DOE (23) -

Net $115 $49

Customer base rate increases 1.6% 2.2%

Self implementation December March

. . . . recover investment; reduce O&M.

CMS ENERGY

*ELECTRIC RATE CASE U-16794**

On June 10, 2011, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its electric generation and distribution rates based on a September 2012 test year. The request seeks authority to recover new investment in system reliability, environmental compliance and technology enhancements. These investments are part of the Company's Growing Forward strategy which calls for investing more than $6 billion in utility operations over the next five years. The proposed overall rate of return is based on a 10.70% authorized return on equity. The $195 million request is detailed below.

Item	$ Millions	Explanation
1. Rate Base	$ 81	Net Plant (system reliability, environmental compliance, and technology): $49 Working Capital: $17 Taxes, AFUDC and Other: $15
2. Depreciation/Property Taxes	70	New investment and new book depreciation rates from U-16054 Depreciation Case settlement: $66 Property Taxes: $4
3. O&M	(4)	Benefits, productivity, capital and other: $(31) Uncollectible Accounts expense (reduced LIHEAP): $14 Forestry: $13
4. Rate of Return	(2)	Maintain current authorized return on equity 10.7%; Reduced debt cost: ($2)
5. Sub-total	$145	
6. Gross Margin	50	Higher retail open access sales: $46 Miscellaneous revenues and other: $4
7. Total	$195	

Ratemaking Capital Structure %	Existing (U-16191)	As Filed Percent of Total	Annual Cost	After-Tax Weighted Costs
Long Term Debt	40.63%	39.39%	5.79%	2.28%
Short Term Debt	1.51	1.75	4.46	0.08
Preferred Stock	0.44	0.42	4.46	0.02
Common Equity	41.59	42.07[1]	10.70	4.50
Deferred FIT	15.30	15.89	0.00	0.00
JDITC/Other	0.53	0.48		0.04
	100.00%	100.00%		6.92%[2]

Rate Base and Return Percentage	Existing (U-16191)	As Filed
Rate Base (billion)	$6.87	$7.54
Return on Rate Base	6.98%	6.92%
Return on Equity	10.70%	10.70%

[1]Equivalent to 51.38% on a financial basis.
[2]Equivalent to 9.81% pre-tax basis.

ELECTRIC RATE CASE SCHEDULE

Staff & Intervenors File Testimony	November 15, 2011
File Self-implementation Tariffs	November 17, 2011
Self-implementation Hearing	November 22, 2011
Rebuttal Testimony	December 2, 2011
Self-implementation Date	December 8, 2011
Cross of all Witnesses	December 13-22, 2011
Initial Briefs	January 24, 2012
Reply Briefs	February 14, 2012
Proposal for Decision	March 30, 2012 (target)

*Electric Rate Case U-16794 can be accessed at the Michigan Public Service Commission's website.
http://efile.mpsc.cis.state.mi.us/efile/electric.html

32

CMS ENERGY

*GAS RATE CASE U-16855**

On September 2, 2011, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 12 month ending December, 2012 test year. The request seeks authorization to implement an uncollectible accounts expense tracker as well as OPEB and Pension trackers. The proposed capital structure includes a 10.70% authorized return on equity. If approved, the request would add about $1.80 per month, or about 2.2%, to the typical residential customer's average monthly bill. The $49 million revenue deficiency is detailed below.

Item	$ Millions	Explanation
1. Investment	$22	Net plant (reliability & safety, regulatory compliance, deliverability): $17 Working capital: $11 Taxes and AFUDC: $(6)
2. Gross Margin	2	Sales mix: $(4) Reduced miscellaneous revenues: $6
3. O&M	15	Uncollectible accounts expense (reduced LIHEAP funding): $19 Reduced benefits/increased productivity: $(14) Gas pipeline integrity and safety: $10
4. Cost of Capital	10	Return on Equity (10.70% vs. 10.50%): $4 Other capitalization costs: $6
Total	$49	

Ratemaking Capital Structure	Existing (U-16418)	As Filed Percent of Total	Annual Cost	After-Tax Weighted Costs
Long Term Debt	41.12%	39.58%	5.83%	2.31%
Short Term Debt	2.36	2.20	3.91	0.10
Preferred Stock	0.41	0.40	4.46	0.02
Common Equity	40.10	41.55[1]	10.70	4.45
Deferred Taxes	15.50	15.80	0.00	0.00
JDITC/Other	0.51	0.47	8.27	0.02
	100.00%	100.00%		6.90%[2]

Rate Base and Return Percentage	Existing (U-16418)	As Filed
Rate Base ($ billions)	$2.86	$3.07
Return on Rate Base	6.69%	6.90%
Return on Equity	10.50%	10.70%

[1] Equivalent to 50.96% on financial basis.
[2] Equivalent to 9.76% pre-tax basis.

GAS RATE CASE SCHEDULE

Staff & Intervenors File Testimony	February 3, 2012
Rebuttal Testimony	February 21, 2012
Self-implementation Date	March 1, 2012
Cross of all Witnesses	March 12 through March 23
Initial Briefs	April 20, 2012
Reply Briefs	May 11, 2012
Proposal for Decision	June 22, 2012 (Target)
Commission Order	Not later than Friday, August 31, 2012

*Gas Rate Case U-16855 can be accessed at the Michigan Public Service Commission's website.

33

Consumers Energy’s Regulated Rate Base . . . .

Total Rate Base $10.6 Billion

Gas 29%

Electric 71%

Present Rate Cases as Filed

Electric Gas

(U-16794) (U-16855)

Rate base (bils) $7.5 $3.1

Equity ratio 42.07% 41.55%

Requested ROE 10.7 10.7

Authorized ROE 10.7 10.5

. . . . planned to grow 5% -7% annually over next five years.

Credit Ratings

CMS Energy Consumers Energy

(Senior Unsecured)(Senior Secured)

Moody’s Ba1/Stable A3/Stable

S&P BB+/Stable BBB+/Stable

Fitch BB+/Stable BBB+/Stable

Federal Tax Benefits . . . .

Net NOLs and Credits (bils)

$0.8 $0.8

$0.7

$0.5

$0.3

$0.2

2010 2011 2012 2013 2014 2015

Gross NOLs (bils) $1.4 $1.3 $1.2 $0.5 $0

. . . . offset need for equity (dilution) for five years!

Electric Customer Base Diversified . . . .

Top Ten Customers

Hemlock Semiconductor

General Motors

State of Michigan

Meijer Incorporated

Nexteer Automotive Corporation

Packaging Corporation of America

Gerdau MacSteel

Denso International

Spectrum Health

City of Grand Rapids

Percent of 2010 electric gross margin is 2%

2010 Electric Gross Margin

Residential,

48%

Commercial,

31%

Other Autos, 4%

(including

ROA), 7% Industrial, 10%

$1.95 Billion

Note: “Autos” includes 180 Business Partners identified by customer account managers

. . . . “Autos” only 4% of gross margin.

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 09/30/2011

Reflects call of $50MM CMS Senior Notes, redemption scheduled for 10/31/11

F/V	S/U	Maturity or Call Date		Amount (000's)	DEBT/ CO
SHORT-TERM DEBT:					
F	U	SHORT-TERM	$	172,500	5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS)
F	U	SHORT-TERM		287,499	2.875% Convertible Sr Unsec Notes (Next Put Date 12/01/11) (CMS)
F	U	**10/31/11**		50,000	6.3% Senior Notes (CMS) **Call Date**
F	S	02/15/12		300,000	5% Series L FMBs (CECo)
			$	809,999	
LONG-TERM DEBT:					
V	U	01/15/13	$	150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13		375,000	5.375% Series B FMBs (CECo)
			$	525,000	
F	S	02/15/14	$	200,000	6% FMBs (CECo)
F	U	05/15/14		250,000	2.75% Sr Notes (CMS)
			$	450,000	
F	S	03/15/15	$	225,000	5% FMBs Series N (CECo)
F	U	09/30/15		250,000	4.25% Sr Notes (CMS)
F	S	10/15/15		50,000	2.60% FMBs (CECo)
F	U	12/15/15		125,000	6.875% Sr Notes (CMS)
			$	650,000	
F	S	08/15/16	$	350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17		250,000	5.15% FMBs (CECo)
F	U	07/17/17		250,000	6.55% Sr Notes (CMS)
F	S	10/15/17		100,000	3.21% FMBs (CECo)
F	U	02/15/18		250,000	5.05% Sr Notes (CMS)
F	S	03/01/18		180,000	6.875% Sr Notes (CECo)
V	S	04/15/18		67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18		250,000	5.65% FMBs (CECo)
F	S	03/15/19		350,000	6.125% FMBs (CECo)
F	U	06/15/19		300,000	8.75% Sr Notes (CMS)
F	S	09/15/19		500,000	6.70% FMBs (CECo)
F	U	02/01/20		300,000	6.25% Sr Notes (CMS)
F	S	04/15/20		300,000	5.65% FMBs (CECo)
F	S	10/15/20		100,000	3.77% FMBs (CECo)
F	S	09/01/22		250,000	5.30% FMBs (CECo)
F	U	07/15/27		28,667	QUIPS 7.75%(CMS) ***Pref Sec***
V	S	04/01/35		35,000	PCRBs (CECo)
F	S	09/15/35		175,000	5.80% FMBs (CECo)
F	S	09/01/40		50,000	6.17% FMBs (CECO)
F	S	10/15/40		50,000	4.97% FMBs (CECo)
			$	4,136,367	
			$	**6,571,366**	**SUBTOTAL**
			$	**6,542,699**	**SUBTOTAL EXCLUDING PREFERRED SECURITIES**
		Various Maturity Dates/No Maturity Date Available:			
			$	181,628	CECo Securitization Bonds after 07/20/11 payment
				194,602	CECo Capital lease rental commitments as of 09/30/11
				421,975	EnerBank Discount Brokered CDs as of 09/30/11 (CMS)
				(18,761)	CMS Net unamortized discount as of 09/30/11
				(3,587)	CECo Net unamortized discount as of 09/30/11
			$	**7,347,222**	GRAND TOTAL

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

38

CMS ENERGY

Consumers Electric Utility Financial & Operating Statistics

Years Ended December 31	2010	2009	2008	2007	2006
ELECTRIC REVENUE AND POWER COSTS (Millions)					
Residential	**$1,614**	$1,387	$1,414	$1,326	$1,279
Commercial	**1,166**	1,099	1,129	1,111	1,062
Industrial	**749**	677	810	775	764
Other	**40**	36	32	30	29
Total revenue from customers	**$3,569**	$3,199	$3,385	$3,242	$3,134
Wholesale	**20**	19	22	23	22
Intersystem	**99**	94	113	92	45
Retail open access/direct access	**54**	31	15	15	17
Miscellaneous	**60**	64	59	71	84
Total electric utility revenue	**$3,802**	$3,407	$3,594	$3,443	$3,302
Fuel for electric generation	**$520**	$460	$483	$385	$436
Purchased and interchange power	**1,308**	1,232	1,388	1,449	1,135
DEPRECIATION AND AMORTIZATION	**$450**	$441	$438	$397	$380
OPERATING INCOME (Millions)	**$672**	$488	$576	$413	$411
NET INCOME (Millions)	**$303**	$194	$271	$196	$199
DELIVERIES (Million kWhs)					
System sales					
Residential	**12,968**	12,386	12,854	13,206	12,975
Commercial	**11,026**	11,211	11,969	12,384	12,199
Industrial	**9,061**	9,290	10,563	11,153	11,143
Other	**235**	230	225	231	227
Total sales to ultimate customers	**33,290**	33,117	35,611	36,974	36,544
Wholesale	**325**	328	333	496	498
Retail open access/direct access	**4,079**	2,326	1,541	1,364	1,455
Intersystem	**1,394**	1,277	1,176	1,329	814
Total electric system deliveries	**39,088**	37,048	38,661	40,163	39,311
AVERAGE ELECTRIC REVENUE (¢/kWh)					
Residential	**12.45**	11.20	11.00	10.04	9.86
Commerical	**10.58**	9.80	9.43	8.98	8.71
Industrial	**8.27**	7.29	7.67	6.95	6.86
Other	**17.02**	15.65	14.22	12.99	12.78
Total	**10.72**	9.66	9.51	8.77	8.58
ELECTRIC CUSTOMERS BILLED (At December 31)					
Residential	**1,569,183**	1,566,980	1,584,752	1,575,386	1,570,113
Commercial	**210,380**	210,223	208,931	211,365	211,718
Industrial	**8,881**	8,770	8,505	8,619	8,638
Retail Open Access/Direct Access	**1,095**	861	642	642	839
Other	**1,287**	1,282	2,045	2,025	2,009
Total	**1,790,826**	1,788,116	1,804,875	1,798,037	1,793,317
AUTHORIZED RETURN ON EQUITY	**10.70%**	10.70%	10.70%	11.15%	11.15%
EARNED RETURN ON EQUITY-FINANCIAL	**10.6%**	6.4% [1]	9.4%	7.5%	8.9%
RATE BASE (At December 31) ($ Millions)	**$6,815**	$6,459	$6,175	$5,407	$5,088
COOLING DEGREE DAYS [2]					
Normal degree days in calendar year	**558**	558	558	558	558
Actual degree days	**884**	379	542	773	613
Percent warmer (colder) than normal	**4.0**	(1.6)	(2.9)	38.5	9.9
Increase (decrease) from normal in:					
Electric deliveries (millions of kWh)	**855**	(461)	146	736	118

[1] 9.1% excluding Big Rock Decommissioning refund

[2] 2009 Weather updated to align with 2010 methodolgy

CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com

39

Consumers Electric Utility
Supplemental Operating Statistics

Years Ended December 31	2010		2009		2008		2007		2006	
FUEL COST ($/MMBtu)										
Coal	2.51		2.37		2.01		2.04		2.09	
Oil	10.98		9.59		11.54		8.21		8.68	
Gas	5.57		6.57		10.94		10.29		8.92	
Nuclear	0.00		0.00		0.00		0.42		0.24	
Weighted average for all fuels	2.71		2.56		2.47		2.07		1.72	
FUEL COST FOR GENERATION (%)										
Coal	88.2		90.6		81.0		97.9		88.2	
Oil and gas	3.3		2.5		4.1		9.1		6.7	
Nuclear	0.0		0.0		0.0		2.2		3.7	
Combustion turbine	8.4		6.8		14.6		0.9		0.8	
Nox allowances	0.1		0.1		0.3		(10.2)		0.6	
POWER GENERATED (Millions of kWhs)										
Coal	17,879	48.3%	17,255	47.3%	17,701	45.5%	17,903	44.3%	17,744	44.6%
Nuclear	0	0.0%	0	0.0%	0	0.0%	1,781	4.4%	5,904	14.9%
Oil	21	0.1%	14	0.0%	41	0.1%	112	0.3%	48	0.1%
Gas	1,043	2.8%	565	1.5%	804	2.1%	129	0.3%	161	0.4%
Hydro	365	1.0%	466	1.3%	454	1.2%	416	1.0%	485	1.2%
Net pumped storage [a]	(366)	-1.0%	(303)	-0.8%	(382)	-1.0%	(478)	-1.2%	(426)	-1.1%
Total net generation	18,942	51.2%	17,997	49.4%	18,618	47.8%	19,863	49.2%	23,916	60.2%
Purchased and interchange:										
Non-utility generation	12,003	32.4%	11,538	31.6%	13,643	35.1%	12,502	31.0%	8,594	21.6%
Net interchange power	6,045	16.3%	6,925	19.0%	6,653	17.1%	8,009	19.8%	7,244	18.2%
Total net purchased and interchange power	18,048	48.8%	18,463	50.6%	20,296	52.2%	20,511	50.8%	15,838	39.8%
Total net power supply	36,990	100.0%	36,460	100.0%	38,914	100.0%	40,374	100.0%	39,754	100.0%
NET DEMONSTRATED CAPABILITY (MW) AT PEAK / POWER SOURCE (%)										
Coal	2,828	30.6%	2,850	31.8%	2,850	29.7%	2,841	30.5%	2,841	30.9%
Oil and gas	1,814	19.6%	1,814	20.3%	1,997	29.7%	1,459	15.7%	1,459	15.8%
Nuclear	0	0.0%	0	0.0%	0	0.0%	0	0.0%	778	0.0%
Combustion turbine	517	5.6%	661	7.4%	661	6.9%	345	3.7%	345	3.7%
Hydro	74	0.8%	74	0.8%	73	0.8%	73	0.8%	74	0.8%
Pumped storage	955	10.3%	955	10.7%	955	10.0%	955	10.3%	955	10.4%
Total owned generation	6,188	66.9%	6,354	71.0%	6,536	68.2%	5,673	61.0%	6,452	70.1%
Plus P&I power capability	3,058	33.1%	2,600	29.0%	3,050	31.8%	3,627	39.0%	2,756	29.9%
Total owned and P&I	9,246	100.0%	8,954	100.0%	9,586	100.0%	9,300	100.0%	9,208	100.0%
Peak load (MW) [b]	8,190		7,421		7,488		8,183		8,657	
Reserve capacity (%)	11.0		17.0		22.0		12.0		6.0	
Nameplate generating capacity (MW) at peak	6,784		6,784		6,784		6,784		6,784	
Load factor [b]	55.3		55.9		59.2		56.3		52.4	
Heat rate-average Btu of fuel per net kWh generated	10,132		10,072		10,201		10,198		10,123	

[a] Consumers' portion of the Ludington pumped storage facility.

[b] Excluding Retail Open Access loads.

CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com

40

Consumers Gas Utility
Financial & Operating Statistics

	2010	2009	2008	2007	2006
GAS REVENUE AND COST OF GAS ($ Millions)					
Residential	**$1,677**	$1,808	$1,971	$1,823	$1,646
Commercial	**449**	511	598	552	498
Industrial	**88**	101	124	113	111
Other	**3**	3	5	6	4
Total sales revenue	**$2,217**	$2,423	$2,698	$2,494	$2,259
Transportation fees	**53**	48	45	44	40
Miscellaneous	**84**	85	84	83	75
Total gas utility revenue	**$2,354**	$2,556	$2,827	$2,621	$2,374
Cost of gas sold	**1,516**	1,778	2,079	1,918	1,770
Gas utility revenue net of cost of gas	**$838**	$778	$748	$703	$604
DEPRECIATION, DEPLETION AND AMORTIZATION	**$122**	$118	$136	$127	$122
OPERATING INCOME	**$252**	$201	$190	$170	$113
NET INCOME	**$127**	$96	$89	$87	$37
SALES AND DELIVERIES (Bcf)					
Residential	**152**	163	171	167	154
Commercial	**47**	52	57	55	50
Industrial	**10**	11	12	12	12
Other	-	-	-	-	-
Total gas sales (1)	**209**	226	240	234	216
Gas transportation deliveries	**108**	93	98	107	92
Total gas sales and transportation deliveries	**317**	319	338	341	308
GAS CUSTOMERS BILLED (at December 31)					
Residential	**1,576,520**	1,574,246	1,577,863	1,580,586	1,584,666
Commercial	**117,860**	118,199	118,870	119,703	119,936
Industrial	**6,938**	7,073	6,961	7,014	6,982
Transportation	**3,005**	2,725	2,507	2,495	2,483
Total customers	**1,704,323**	1,702,243	1,706,201	1,709,798	1,714,067
AVERAGE GAS REVENUE ($ per Mcf)					
Residential	**$11.03**	$11.09	$11.53	$10.93	$10.70
Commercial	**9.59**	9.83	10.49	10.09	9.87
Industrial	**9.17**	9.18	10.33	9.62	9.45
Transportation (2)	**0.82**	0.82	0.70	0.68	0.61
GAS SUPPLY (MMcf)					
Gas Cost Recovery	**170,575**	206,866	208,296	216,843	207,223
Gas Customer Choice	**38,806**	31,498	24,177	19,520	15,915
Total	**209,381**	238,364	232,473	236,363	223,138
AVERAGE COST OF GAS SOLD ($ per Mcf) (3)					
Gas Cost Recovery	**$6.73**	$7.66	$8.36	$7.91	$8.03
Gas Customer Choice	**7.27**	7.98	9.99	9.79	8.94
AUTHORIZED RETURN ON EQUITY	**10.55%**	10.55%	10.55%	10.75%	11.0%
RATE BASE (at December 31) ($ Millions)	**$2,867**	$2,778	$2,638	$2,444	$2,446
EARNED RETURN ON EQUITY-FINANCIAL	**10.9%**	9.9% [4]	9.2%	9.2%	4.4%
HEATING DEGREE DAYS [5]					
Normal degree days in calendar year	**7,098**	7,098	7,098	7,098	7,098
Actual degree days	**6,314**	6,815	6,917	6,561	6,119
Percent colder (warmer) than normal	**4.0**	(1.6)	(2.6)	(7.6)	(13.8)
Increase (decrease) from normal in:					
Gas deliveries (Bcf)	**(6.4)**	4.8	4.1	(6.3)	(30.2)

(1) Includes Gas Customer Choice sales.

(2) Average gas revenue for transportation excludes amounts related to MCV and off-system transportation.

(3) Includes pipeline transportation charges.

(4) Rate is reflective of exceptionally warm weather

(5) 2009 Weather updated to align with 2010 methodology

CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com

41

Independent Power Production Asset List

No. Project Name	Gross Capacity MW	CMS MW	Primary Fuel Type	Location	In-Service Date	Capacity Under Long-Term Contract (%)
Projects in Operation:						
* 1 Craven	50	25	Biomass	N. Carolina	1990	100
* 2 Dearborn Industrial Generation	710	710	Natural Gas	Michigan	2001	37
3 Filer City	73	36	Coal	Michigan	1990	100
* 4 Genesee	40	20	Biomass	Michigan	1996	100
* 5 Grayling	38	19	Biomass	Michigan	1992	100
* 6 Michigan Power	224	224	Natural Gas	Michigan	1999	49
Projects in Operation	1,135	1,034				

* Operated by CMS Energy
As of May 2011



Michigan Power – Livingston
Grayling
Genesee
Filer City
DIG
Michigan Power – Kalamazoo River
Craven
Renewables
Other

42

CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com

GAAP Reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*	)	(0.08)	0.08
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-10 EPS

CMS ENERGY CORPORATION

Earnings By Quarter and Year GAAP Reconciliation

(Unaudited)

(In millions, except per share amounts)	2010
	1Q	2Q	3Q	4Q		YTD Dec
Reported net income - GAAP	$85	$80	$134	$25		$324

After-tax items:
Electric and gas utility	6	*	—	—		6
Enterprises	1	(31)	(2)	24		(8)
Corporate interest and other	*	*	—	(*	)	*
Discontinued operations loss	1	16	*	6		23

Adjusted income - non-GAAP	$93	$65	$132	$55		$345

Average shares outstanding, basic	228.0	228.2	229.0	240.7		231.5
Average shares outstanding, diluted	246.5	247.6	254.7	258.4		252.9

Reported earnings per share - GAAP	$0.34	$0.32	$0.53	$0.09		$1.28

After-tax items:
Electric and gas utility	0.03	*	—	—		0.03
Enterprises	*	(0.13)	(0.01)	0.10		(0.03)
Corporate interest and other	*	*	—	(*	)	*
Discontinued operations loss	0.01	0.07	*	0.02		0.08

Adjusted earnings per share - non-GAAP	$0.38	$0.26	$0.52	$0.21		$1.36

(In millions, except per share amounts)	2011
	1Q	2Q	3Q
Reported net income - GAAP	$135	$100	$139

After-tax items:
Electric and gas utility	—	—	—
Enterprises	*	(28)	*
Corporate interest and other	—	(4)	—
Discontinued operations (income) loss	(2)	*	*

Adjusted income - non-GAAP	$133	$68	$139

Average shares outstanding, basic	250.0	250.3	251.3
Average shares outstanding, diluted	261.7	261.9	263.9

Reported earnings per share - GAAP	$0.52	$0.38	$0.53

After-tax items:
Electric and gas utility	—	—	—
Enterprises	*	(0.11)	*
Corporate interest and other	—	(0.01)	—
Discontinued operations (income) loss	(0.01)	*	*

Adjusted earnings per share - non-GAAP	$0.51	$0.26	$0.53

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

* Less than $500 thousand or $0.01 per share.

2011 A-1

CMS Energy Corporation

Earnings Segment Results GAAP Reconciliation

(Unaudited)

	Three Months Ended				Nine Months Ended
September 30	2011		2010		2011	2010
Electric Utility
Reported		$0.61		$0.61	$1.18	$1.12
Downsizing Program		—		—	—	0.02

Adjusted		$0.61		$0.61	$1.18	$1.14

Gas Utility
Reported		$(0.02)		$0.01	$0.34	$0.28
Downsizing Program		—		—	—	0.01

Adjusted		$(0.02)		$0.01	$0.34	$0.29

Enterprises
Reported		$0.02		$0.04	$0.14	$0.21
Tax Changes		—		—	(0.11)	—
Asset Sales Gains and Other		*		(0.01)	*	(0.13)

Adjusted		$0.02		$0.03	$0.03	$0.08

Corporate Interest and Other
Reported		$(0.08)		$(0.13)	$(0.24)	$(0.35)
Tax Changes		—		—	(0.01)	—
Asset Sales Gains and Other		—		—	—	*

Adjusted		$(0.08)		$(0.13)	$(0.25)	$(0.35)

Discontinued Operations
Reported	$	(* )	$	(* )	$0.01	$(0.07)
Discontinued Operations (Income) Loss		*		*	(0.01)	0.07

Adjusted		$—		$—	$—	$—

Totals
Reported		$0.53		$0.53	$1.43	$1.19
Discontinued Operations (Income) Loss		*		*	(0.01)	0.07
Downsizing Program		—		—	—	0.03
Tax Changes		—		—	(0.12)	—
Asset Sales Gains and Other		*		(0.01)	*	(0.13)

Adjusted		$0.53		$0.52	$1.30	$1.16

Average Common Shares Outstanding - Diluted (in millions)		263.9		254.7	262.3	249.8

*	Less than $0.01 per share.

2011 A-2

Consumers Energy

2011 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax Sharing Operating	Interest Payments as Operating	Other Working Capital as Investing	Capital Lease Pymts as Financing	Securitization Debt Pymts as Financing	Preferred Dividends as Financing	Common Dividends as Financing	Consolidated Statements of Cash Flows
Description	non-GAAP Amount								GAAP Amount	Description
Cash at year end 2010	$71	$—	$—	$—	$—	$—	$—	$—	$71	Cash at year end 2010

Sources
Operating	$1,530
Other working capital	30									Net cash provided by

Sources	$1,560	$25	$(233)	$25	$23	$37	$—	$—	$1,437	operating activities

Uses
Interest and preferred dividends	$(235)
Capital expenditures	(1,000)
Dividends/tax sharing to CMS	(350)									Net cash provided by

Uses	$(1,585)	$(25)	$233	$(25)	$—	$—	$2	$375	$(1,025)	investing activities
										Cash flow from

Cash flow	$(25)	$—	$—	$—	$23	$37	$2	$375	$412	operating and
										investing activities

Financing
Equity	$125
New Issues	—
Retirements	—
Net short-term financing & other	(46)									Net cash provided by

Financing	$79	$—	$—	$—	$(23)	$(37)	$(2)	$(375)	$(358)	financing activities

Net change in cash	$54	$—	$—	$—	$—	$—	$—	$—	$54	Net change in cash

Cash at year end 2011	$125	$—	$—	$—	$—	$—	$—	$—	$125	Cash at year end 2011

2011 A-3

CMS Energy Parent

2011 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

Presentation Sources and Uses		Reclassifications From Sources and Uses to Statement of Cash Flows
Description	non-GAAP Amount	Interest Payments as Operating	Overheads & Tax Payments as Operating	Other Uses (a) as Operating	Preferred Dividends as Financing	Cash From Consolidated Companies	Consolidated Statements of Cash Flows
							GAAP Amount	Description
Cash at year end 2010	$163	$—	$—	$—	$—	$13	$176	Cash at year end 2010
Sources
Consumers Energy dividends/tax sharing	$350
Enterprises	25							Net cash provided by

Sources	$375	$(130)	$(15)	$(50)	$—	$5	$185	operating activities
Uses
Interest and preferred dividends	$(130)
Overhead and Federal tax payments	(15)
Equity infusions	(125)							Net cash provided by

Uses (a)	$(320)	$130	$15	$50	$—	$(82)	$(207)	investing activities Cash flow from

Cash flow	$55	$—	$—	$—	$—	$(77)	$(22)	operating and investing activities
Financing and dividends
New Issues	$250
Retirements	(200)
Equity programs (DRP, continuous equity)	29
Net short-term financing & other	(9)
Common dividend	(210)							Net cash provided by

Financing	$(140)	$—	$—	$—	$—	$82	$(58)	financing activities

Net change in cash	$(85)	$—	$—	$—	$—	$5	$(80)	Net change in cash

Cash at year end 2011	$78	$—	$—	$—	$—	$18	$96	Cash at year end 2011

(a) Includes other and roundings

2011 A-4

Consolidated CMS Energy

2011 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers Common Dividend as Financing	Consumers Preferred Dividend as Operating	Equity Infusions to Consumers	Consolidated Statements of Cash Flow
Description	Consumers Amount	CMS Parent Amount				Amount	Description
Cash at year end 2010	$71	$176	$—	$—	$—	$247	Cash at year end 2010

Net cash provided by operating activities	$1,437	$185	$(375)	$(2)	$—	$1,245	Net cash provided by operating activities

Net cash provided by investing activities	(1,025)	(207)	—	—	125	(1,107)	Net cash provided by investing activities

Cash flow from operating and investing activities	$412	$(22)	$(375)	$(2)	$125	$138	Cash flow from operating and investing activities

Net cash provided by financing activities	$(358)	$(58)	$375	$2	$(125)	$(164)	Net cash provided by financing activities

Net change in cash	$54	$(80)	$—	$—	$—	$(26)	Net change in cash

Cash at year end 2011	$125	$96	$—	$—	$—	$221	Cash at year end 2011

2011 A-5

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2009	2010	2011	2012	2013	2014	2015
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,530	$1,601	$1,657	$1,757	$1,872
Enterprises Project Cash Flows	16	39	25	35	47	47	46

Gross Operating Cash Flow	$1,264	$1,537	$1,555	$1,636	$1,704	$1,804	$1,918

Other operating activities including taxes, interest payments and working capital	(416)	(578)	(310)	(406)	(472)	(439)	(835)

Net cash provided by operating activities	$848	$959	$1,170	$1,230	$1,232	$1,365	$1,083

2009-15 OCF